PROTOCOL SYSTEMS, INC.

                    RESTRICTED STOCK AWARD AGREEMENT


TO:      David F. Bolender                      Date of Grant: April 3, 1998

         We are pleased to inform you that you have been selected by the Board of Directors (the "Board") of Protocol Systems, Inc. (the "Company") to receive a Restricted Stock Award (the "Award") of 20,000 shares of the Company's $.01 par value common stock ("Shares"). This Award is subject to the following terms and conditions.

1. VESTING: The Shares will vest and become deliverable to you according to the following schedule:

Date On and After Which Shares Vest           Number of Shares Vested
-----------------------------------          ------------------------
       April 3, 1998                               5,000 shares
       July 3, 1998                                5,000 shares
       October 3, 1998                             5,000 shares
       January 3, 1999                             5,000 shares

2. WITHHOLDING TAXES: As a condition to the delivery of the Shares, you must make such arrangements as the Company may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with issuance and delivery of the Shares.

3. TERMINATION: If your relationship with the Company ceases because your employment with the Company terminates for any reason, including death or disability, then, notwithstanding the vesting schedule set forth above, you will be entitled to receive a number of Shares that is equal to the same percentage of the Shares that would vest on the next vesting date as the number of days you were employed during that vesting period divided by the number of days in the vesting period.

4. TRANSFERABILITY OF AWARD: This Award and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution and shall not be subject to execution, attachment or similar process. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Award or of any right or privilege conferred hereby, contrary to the provisions hereof, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby will be null and void. Notwithstanding the foregoing, to the extent permitted by applicable law and regulation, the Company, in its sole discretion, may permit you to transfer this Award and the rights and privileges conferred hereby.

5. CONTINUATION OF RELATIONSHIP: Nothing in this Award will confer upon you any right to continue in the employ or other relationship of the Company, or to interfere in any way with the right of the Company to terminate your employment or other relationship with the Company at any time.

6. DETERMINATION OF BOARD TO BE FINAL: All determinations referred to herein will be made by the Board, and such determinations will be final, binding and conclusive.

7. INVESTMENT INTENT: You represent and warrant to the Company that you are acquiring the Shares for your own account and investment and not with a view to, or for sale in connection with, any distribution.

8. RESTRICTED SECURITIES; LEGEND: You understand that the Shares have not been registered under the Securities Act of 1933 in reliance upon an exemption from registration. Such exemption depends upon, among other things, the bona fide nature of your investment intent stated in this Agreement. You under-stand that the Shares must be held indefinitely, unless the Shares subsequently are registered under the Securities Act of 1933 or unless an exemption from registration is otherwise available. You understand that the Company is not obligated to register the Shares. You agree that the Shares may not be offered, sold, transferred, pledged, or otherwise disposed of in the absence of an effective registration statement under the Securities Act of 1933 and applicable state securities laws or an opinion of counsel acceptable to the Company that such registration is not required. You understand that the certificate(s) representing the Shares will be imprinted with substantially the following legend:

       THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS. THE SHARES HAVE BEEN ACQUIRED WITHOUT A VIEW TO DISTRIBUTION AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT AND UNDER ANY APPLICABLE SECURITIES LAWS, OR AN OPINION OF COUNSEL FOR THE HOLDER (CONCURRED IN BY LEGAL COUNSEL FOR THE CORPORATION) THAT SUCH REGISTRA-TION IS NOT REQUIRED AS TO SUCH SALE OR OFFER. THE STOCK TRANSFER AGENT HAS BEEN ORDERED TO EFFECTUATE TRANSFERS OF THIS CERTIFICATE ONLY IN ACCORDANCE WITH THE ABOVE INSTRUCTION.

9. COMPENSATION CLAIM: You understand and agree that this Award is made in lieu of the payment of cash compensation to you, and you agree that all of the Shares issued and delivered to you pursuant to this Agreement will be forfeited to the Company in the event that you make any legal claim for cash compensation for work performed during the vesting periods set forth above.

       Please execute the Agreement in the space below and return it to the undersigned.


                                    Very truly yours,

                                    PROTOCOL SYSTEMS, INC.


                                    By:
                                       ------------------------------

AGREED AND ACCEPTED:


------------------------
David F. Bolender


------------------------
Date





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